RELATED PARTIES	12 Months Ended
Dec. 31, 2022
Related Party Transactions [Abstract]
RELATED PARTIES

NOTE 11 - RELATED PARTIES

The Company paid cash compensation during the year ended December 31, 2022 and 2021 of $0 and $30,909, respectively, to the Chief Executive Officer through a separate operating company with which the Chief Executive Officer is affiliated. As of December 31, 2022 and 2021, the Company owed $0 and $12,989, respectively, in accounts payable to the separate operating company.

The Company issued a series of convertible notes to the Chairman of the Board as described in Note 7, which totaled $2.5 million as of December 31, 2020. All outstanding notes and accrued interest converted into common stock upon the closing of the Business Combination on June 30, 2021.

In July 2022, the Chief Executive Officer and a Board member transferred 3,838 shares of registered common stock to GYBL to settle $0.8 million of Company obligations related to the GEM Agreement (Note 2). In October 2022, 3,838 shares of unregistered and restricted common stock were subsequently issued by the Company to the related parties as reimbursement and recognized under the consolidated statement of changes in stockholders’ deficit.

On December 9, 2022, the Company completed a public offering for the sale of 241,666 shares of common stock at $16.80 per share and issued 549,987 warrants with an exercise price of $16.80 per share that expire five years following the date of issuance. A Board member purchased 29,761 shares of common stock and was issued 59,523 warrants in the public offering.